CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, (File Nos. 33-31034, 333-04013 and 333-56111) of our
report, dated February 8, 2002, on the consolidated financial statements included in Ameriana Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.







/s/ BKD, LLP

Indianapolis, Indiana
March 28, 2002